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                                                                    EXHIBIT 10.5
                                AMENDED AND RESTATED GUARANTY

         This Amended and Restated Guaranty ("Guaranty") is made as of July 30, 1999, by National Golf Properties, Inc., a Maryland corporation (the "Guarantor"), to and for the benefit of The First National Bank of Chicago, as administrative agent (the "Agent") for itself and the lenders under the Amended and Restated Credit Agreement (as defined below) and their respective successors and assigns (collectively, the "Lenders").

                                         RECITALS
         A. Certain of the Lenders previously made a revolving credit facility available to National Golf Operating Partnership, L.P., a Delaware limited partnership ("the Borrower"), in an aggregate principal amount of $300,000,000 (the "Prior Facility").

         B. Borrower has requested that the Prior Facility be replaced by a combined Revolving and Term Loan Facility, in an aggregate principal amount of $300,000,000 (the "Facility").

         C. The Lenders have agreed to make available the Facility to the Borrower pursuant to the terms and conditions set forth in an Amended and Restated Credit Agreement of even date herewith between the Borrower, the Guarantor, The First National Bank of Chicago, individually ("FNBC"), and as Administrative Agent, Merrill Lynch Capital Corporation, individually and as Syndication Agent, ING (U.S.) Capital LLC ("ING"), individually and as Co-Documentation Agent, Union Bank of California, N.A., individually and as Co-Documentation Agent, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Banc One Capital Markets, Inc., as Joint Lead Arrangers and the Lenders named therein (as amended, modified or restated from time to time, the "Credit Agreement"). All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement.

         D. The Borrower has executed and delivered or will execute and deliver to the Lenders promissory notes in the principal amount of each Lender's Commitment as evidence of its indebtedness to each such Lender with respect to the Facility (the promissory notes described above, together with any amendments or allonges thereto, or restatements, replacements or renewals thereof, and/or new promissory notes to new Lenders under the Credit Agreement, are collectively referred to herein as the "Notes").

         E. The  Guarantor  is the sole  general  partner of the  Borrower  and, therefore, the Guarantor will derive financial benefit from the Facility evidenced by the Notes, the Credit Agreement and the other Loan Documents. The Guarantor executed and delivered a Guaranty dated March 29, 1999 in connection with the Prior Facility and has agreed to amend and restate it in connection with the Facility. The execution and delivery of this Guaranty is a condition precedent to the performance by the Lenders of their obligations under the Credit Agreement.
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                                   AGREEMENTS

         NOW, THEREFORE, the Guarantor, in consideration of the matters described in the foregoing Recitals, which Recitals are incorporated herein and made a part hereof, and for other good and valuable consideration, hereby agrees as follows:

         1. The Guarantor absolutely, unconditionally, and irrevocably guarantees to each of the Lenders:

         (a) the full and prompt payment of the principal of and interest on the Notes when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, and the prompt payment of all sums which may now be or may hereafter become due and owing under the Notes, the Credit Agreement, and the other Loan Documents, including without limitation, the Facility Letter of Credit Obligations;

         (b) the payment of all Enforcement Costs (as hereinafter defined in Paragraph 7 hereof); and

         (c) the full, complete, and punctual observance, performance, and satisfaction of all of the obligations, duties, covenants, and agreements of the Borrower under the Credit Agreement and the Loan Documents. All amounts due, debts, liabilities, and payment obligations described in subparagraphs (a) and
(b) of this Paragraph 1 are referred to herein as the "Facility Indebtedness." All obligations described in subparagraph (c) of this Paragraph 1 are referred to herein as the "Obligations."

         2. Upon the occurrence of a Default, the Guarantor agrees, on demand by the Agent or the holder of a Note, to pay all the Facility Indebtedness and to perform all the Obligations as are then or thereafter become due and owing or are to be performed under the terms of the Notes, the Credit Agreement, and the other Loan Documents.

         3. The Guarantor does hereby waive (i) notice of acceptance of this Guaranty by the Agent and the Lenders and any and all notices and demands of every kind which may be required to be given by any statute, rule or law, (ii) any defense, right of set-off or other claim which the Guarantor may have against the Borrower or which the Guarantor or the Borrower may have against the Agent or the Lenders or the holder of a Note, (iii) presentment for payment, demand for payment (other than as provided for in Paragraph 2 above), notice of nonpayment (other than as provided for in Paragraph 2 above) or dishonor, protest and notice of protest, diligence in collection and any and all formalities which otherwise might be legally required to charge the Guarantor with liability, (iv) any failure by the Agent and the Lenders to inform the Guarantor of any facts the Agent and the Lenders may now or hereafter know about the Borrower, the Facility, or the transactions contemplated by the Credit Agreement, it being understood and agreed that the Agent and the Lenders have no duty so to inform and that the Guarantor is fully responsible for being and remaining informed by the Borrower of all circumstances bearing on the existence or creation, or the risk of nonpayment of the Facility Indebtedness or the risk of nonperformance of the Obligations, and (v) any and all right to cause a marshalling of assets of the Borrower or any other action by any court or governmental body with respect thereto, or to cause the Agent and the Lenders to proceed against any other security

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given to a Lender in connection with the Facility Indebtedness or the
Obligations. Credit may be granted or continued from time to time by the Lenders to the Borrower without notice to or authorization from the Guarantor, regardless of the financial or other condition of the Borrower at the time of any such grant or continuation. The Agent and the Lenders shall have no obligation to disclose or discuss with the Guarantor their assessment of the financial condition of the Borrower. The Guarantor acknowledges that no representations of any kind whatsoever have been made by the Agent and the Lenders to the Guarantor. No modification or waiver of any of the provisions of this Guaranty shall be binding upon the Agent and the Lenders except as expressly set forth in a writing duly signed and delivered on behalf of the Agent and the Lenders. The Guarantor further agrees that any exculpatory language contained in the Credit Agreement, the Notes, and the other Loan Documents shall in no event apply to this Guaranty, and will not prevent the Agent and the Lenders from proceeding against the Guarantor to enforce this Guaranty.

         4. The Guarantor further agrees that Guarantor's liability as guarantor shall in no way be impaired by any renewals or extensions which may be made from time to time, with or without the knowledge or consent of the Guarantor of the time for payment of interest or principal under a Note or by any forbearance or delay in collecting interest or principal under a Note, or by any waiver by the Agent and the Lenders under the Credit Agreement, or any other Loan Documents, or by the Agent or the Lenders' failure or election not to pursue any other remedies they may have against the Borrower, or by any change or modification in a Note, the Credit Agreement, or any other Loan Documents, or by the acceptance by the Agent or the Lenders of any security or any increase, substitution or change therein, or by the release by the Agent and the Lenders of any security or any withdrawal thereof or decrease therein, or by the application of payments received from any source to the payment of any obligation other than the Facility Indebtedness, even though a Lender might lawfully have elected to apply such payments to any part or all of the Facility Indebtedness, it being the intent hereof that Guarantor shall remain liable as principal for payment of the Facility Indebtedness and performance of the Obligations until all indebtedness has been paid in full and the other terms, covenants and conditions of the Credit Agreement, and other Loan Documents and this Guaranty have been performed, notwithstanding any act or thing which might otherwise operate as a legal or equitable discharge of a surety. The Guarantor further understands and agrees that the Agent and the Lenders may at any time enter into agreements with the Borrower to amend and modify a Note, the Credit Agreement or any of the other Loan Documents, or any thereof, and may waive or release any provision or provisions of a Note, the Credit Agreement, or any other Loan Document and, with reference to such instruments, may make and enter into any such agreement or agreements as the Agent, the Lenders and the Borrower may deem proper and desirable, without in any manner impairing this Guaranty or any of the Agent's and the Lenders' rights hereunder or any of the Guarantor's obligations hereunder.

         5. This is an absolute, unconditional, complete, present and continuing guaranty of payment and performance and not of collection. The Guarantor agrees that this Guaranty may be enforced by the Agent and the Lenders without the necessity at any time of resorting to or exhausting any security or collateral, if any, given in connection herewith or with a Note, the Credit Agreement, or any of the other Loan Documents or by or resorting to any other guaranties, and the Guarantor hereby waives the right to require the Agent and the Lenders to join the Borrower in any action brought hereunder or to commence any action against or obtain

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any judgment against the Borrower or to pursue any other remedy or enforce any other right. The Guarantor further agrees that nothing contained herein or otherwise shall prevent the Agent and the Lenders from pursuing concurrently or successively all rights and remedies available to them at law and/or in equity or under a Note, the Credit Agreement or any other Loan Documents, and the exercise of any of their rights or the completion of any of their remedies shall not constitute a discharge of any of the Guarantor's obligations hereunder, it being the purpose and intent of the Guarantor that the obligations of such Guarantor hereunder shall be primary, absolute, independent and unconditional under any and all circumstances whatsoever. Neither the Guarantor's obligations under this Guaranty nor any remedy for the enforcement thereof shall be impaired, modified, changed or released in any manner whatsoever by any impairment, modification, change, release or limitation of the liability of the Borrower under a Note, the Credit Agreement or any other Loan Document or by reason of the Borrower's bankruptcy or by reason of any creditor or bankruptcy proceeding instituted by or against the Borrower. This Guaranty shall continue to be effective and be deemed to have continued in existence or be reinstated (as the case may be) if at any time payment of all or any part of any sum payable pursuant to a Note, the Credit Agreement or any other Loan Document is rescinded or otherwise required to be returned by the payee upon the insolvency, bankruptcy, or reorganization of the payor, all as though such payment to such Lender had not been made, regardless of whether such Lender contested the order requiring the return of such payment. The obligations of the Guarantor pursuant to the preceding sentence shall survive any termination, cancellation, or release of this Guaranty.

         6. This Guaranty shall be assignable by a Lender to any assignee of all or a portion of such Lender's rights under the Loan Documents.

         7. If: (i) this Guaranty, a Note, or any of the Loan Documents are placed in the hands of an attorney for collection or are collected through any legal proceeding; (ii) an attorney is retained to represent the Agent or any Lender in any bankruptcy, reorganization, receivership, or other proceedings affecting creditors' rights and involving a claim under this Guaranty, a Note, the Credit Agreement, or any Loan Document; (iii) an attorney is retained to enforce any of the other Loan Documents or to provide advice or other representation with respect to the Loan Documents in connection with an enforcement action or potential enforcement action; or (iv) an attorney is retained to represent the Agent or any Lender in any other legal proceedings whatsoever in connection with this Guaranty, a Note, the Credit Agreement, any of the Loan Documents, or any property subject thereto (other than any action or proceeding brought by any Lender or participant against the Agent alleging a breach by the Agent of its duties under the Loan Documents), then the Guarantor shall pay to the Agent or such Lender upon demand all reasonable attorney's fees, costs and expenses, including, without limitation, court costs, filing fees and all other costs and expenses incurred in connection therewith (all of which are referred to herein as "Enforcement Costs"), in addition to all other amounts due hereunder.

         8. The parties hereto intend that each provision in this Guaranty comports with all applicable local, state and federal laws and judicial decisions. However, if any provision or provisions, or if any portion of any provision or provisions, in this Guaranty is found by a court of law to be in violation of any applicable local, state or federal ordinance, statute, law, administrative or judicial decision, or public policy, and if such court should declare such portion, provision or provisions of this Guaranty to be illegal, invalid, unlawful, void or

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unenforceable as written, then it is the intent of all parties hereto that such portion, provision or provisions shall be given force to the fullest possible extent that they are legal, valid and enforceable, that the remainder of this Guaranty shall be construed as if such illegal, invalid, unlawful, void or unenforceable portion, provision or provisions were not contained therein, and that the rights, obligations and interest of the Agent and the Lender or the holder of a Note under the remainder of this Guaranty shall continue in full force and effect.

         9. Any indebtedness of the Borrower to the Guarantor now or hereafter existing is hereby subordinated to the Facility Indebtedness. The Guarantor agrees that until the entire Facility Indebtedness has been paid in full, (i) the Guarantor will not seek, accept, or retain for the Guarantor's own account, any payment from the Borrower on account of such subordinated debt, and (ii) any such payments to the Guarantor on account of such subordinated debt shall be collected and received by the Guarantor in trust for the Lenders and shall be paid over to the Agent on behalf of the Lenders on account of the Facility
Indebtedness without impairing or releasing the obligations of the Guarantor hereunder; provided, however, that so long as no Default or Unmatured Default exists, the Guarantor may accept such payments when due in the ordinary course.

         10. Until the entire Facility Indebtedness has been paid in full and each Commitment thereunder shall have been permanently and irrevocably terminated, the Guarantor waives and releases any claim (within the meaning of 11 U.S.C. ss. 101) which the Guarantor may have against the Borrower arising from a payment made by the Guarantor under this Guaranty and agrees not to assert or take advantage of any subrogation rights of the Guarantor or the Lenders or any right of the Guarantor or the Lenders to proceed against (i) the Borrower for reimbursement, or (ii) any other guarantor or any collateral security or guaranty or right of offset held by the Lenders for the payment of the Facility Indebtedness and performance of the Obligations, nor shall the Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower or any other guarantor in respect of payments made by the Guarantor hereunder. It is expressly understood that the waivers and agreements of the Guarantor set forth above constitute additional and cumulative benefits given to the Lenders for their security and as an inducement for their extension of credit to the Borrower. Nothing contained in this Paragraph 10 is intended to prohibit the Guarantor from making all distributions to its constituent shareholders which are required by law from time to time in order for the Guarantor to maintain its status as a real estate investment trust in compliance with all applicable provisions of the Code.

         11. Any amounts received by a Lender from any source on account of any indebtedness may be applied by such Lender toward the payment of such indebtedness, and in such order of application, as a Lender may from time to time elect.

         12. The Guarantor hereby submits to personal jurisdiction in the State of Illinois and the State of New York for the enforcement of this Guaranty and waives any and all personal rights to object to such jurisdiction for the purposes of litigation to enforce this Guaranty. The Guarantor hereby consents to the jurisdiction of either the Circuit Court of Cook County, Illinois, the United States District Court for the Northern District of Illinois, the Supreme Court of New York County, New York or the United States District Court for the Southern District of New York in any action, suit, or proceeding which the Agent or a Lender may at any time wish to file in

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connection with this Guaranty or any related matter. The Guarantor hereby agrees that an action, suit, or proceeding to enforce this Guaranty may be brought in any state or federal court in the State of Illinois and hereby waives any objection which the Guarantor may have to the laying of the venue of any such action, suit, or proceeding in any such court; provided, however, that the provisions of this Paragraph shall not be deemed to preclude the Agent or a Lender from filing any such action, suit, or proceeding in any other appropriate forum.

         13. All notices and other communications provided to any party hereto under this Agreement or any other Loan Document shall be sent in the manner provided in the Credit Agreement.

         14. This Guaranty shall be binding upon the heirs, executors, legal and personal representatives, successors and assigns of the Guarantor and shall inure to the benefit of the Agent and the Lenders' successors and assigns.

         15. This Guaranty shall be construed and enforced under the internal laws of the State of Illinois.

         16. THE GUARANTOR, THE AGENT AND THE LENDERS, BY THEIR ACCEPTANCE HEREOF, EACH HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHT UNDER THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR RELATING THERETO OR ARISING FROM THE LENDING RELATIONSHIP WHICH IS THE SUBJECT OF THIS GUARANTY AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

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                  IN WITNESS WHEREOF,  the Guarantor has delivered this Guaranty in the State of Illinois as of the date first written above.

                                         NATIONAL GOLF PROPERTIES, INC.
                                         a Maryland corporation


                                         By: /s/ James M. Stanich
                                            -----------------------------

                                         Its:  President
                                             ----------------------------

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